UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 3

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 3, 2009

Aria International Holdings, Inc.

(Exact name of registrant as specified in its charter)

Nevada 333-149256 26-1650042 (State or Other Jurisdiction (Commission File (I.R.S. Employer of Incorporation) Number) Identification Number)

4821 29th Street North

Arlington, VA 22207

(Address of principal executive offices) (zip code)

(703) 232-1435

 (Registrant's telephone number, including area code)

Copies to:

Gregory Sichenzia, Esq.

Sichenzia Ross Friedman Ference LLP

61 Broadway, 32nd Floor

New York, New York 10006

Phone: (212) 930-9700

Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note: This Form 8-K/A amends and restates the Current Report on Form 8-K of Aria International Holdings, Inc. filed on April 9, 2009 and subsequently amended on April 10, 2009 and April 17, 2009 in order to modify and clarify certain disclosures under Item 4.01 regarding the Registrant’s change in certifying accountant.

Item 4.01 Changes in Registrant’s Certifying Accountant

Previous independent registered public accounting firm

On April 3, 2009, Aria International Holdings, Inc., formerly TriCord Hurricane Holding, Inc. (the “Company”) terminated Hogan Taylor LLP f/k/a Hogan & Slovacek, A Professional Corporation, CPA’s (“Hogan”) as the Company’s independent registered public accounting firm effective immediately.  The Company terminated Hogan after it was informed by Hogan that Hogan was not independent.  The dismissal of Hogan was ratified by the Company’s Board of Directors on April 9, 2009.  Except as noted in the paragraph immediately below, the reports of Hogan on the Company’s consolidated financial statements for the year ended December 31, 2007 and the period January 3, 2006 (date of inception) through December 31, 2006 did not contain an adverse opinion or disclaimer of opinion, and such reports were not qualified or modified as to uncertainty, audit scope, or accounting principle.

The reports of Hogan on the Company’s consolidated financial statements as of and for the year ended December 31, 2007 and for the period January 3, 2006 (date of inception) to December 31, 2006 contained an explanatory paragraph which noted that there was substantial doubt as to the Company’s ability to continue as a going concern due to uncertainty with respect to Company’s lack of revenues to finance product development and operating costs.

During the  year ended December 31, 2007 and the period January 3, 2006 (date of inception) to December 31, 2006 , and any subsequent period through April 3, 2009, the Company has not had any disagreements with Hogan on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved toHogan’s satisfaction, would have caused them to make reference thereto in their reports on the Company’s consolidated financial statements for such periods.  Other than Hogan’s lack of independence, which constitutes a reportable event under Item 304(a)(1)(v) of Regulation S-K, during the year ended December 31, 2007 and the period January 3, 2006 (date of inception) to December 31, 2006 and through April 3, 2009, there were no reportable events as the term described in Item 304(a)(1)(v) of Regulation S-K.

On April 16, 2009, the Company provided Hogan with a copy of the disclosures it is making in response to Item 4.01 on Amendment No. 2 to its Form 8-K (“Amendment No. 2), and requested that Hogan furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements contained in Amendment No. 2.  A copy of the letter dated April 16, 2009 furnished by Hogan in response to that request was filed as Exhibit 16.2 to Amendment No. 2.  On April 22, 2009, the Company provided Hogan with a copy of the disclosures it is making in response to Item 4.01 on this Amendment No. 3 to its Form 8-K, and requested that Hogan furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements contained in this Amendment No. 3 to Form 8-K.  A copy of the letter dated April 23, 2009 furnished by Hogan in response to that request is filed as Exhibit 16.3 to this Amendment No. 3 to Form 8-K/A.

New independent registered public accounting firm

On April 9, 2009 (the “Engagement Date”), the Company engaged RBSM LLP (“RBSM”) as its independent registered public accounting firm for the Company’s fiscal years ended December 31, 2008 and 2007 and for the period January 3, 2006 through December 31, 2006. The change in the Company’s independent registered public accounting firm was approved by the Company’s Board of Directors on April 9, 2009.

During the two most recent fiscal years and through the Engagement Date, the Company has not consulted with RBSM regarding either:

1.

the application of accounting principles to any specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report was provided to the Company nor oral advice was provided that RBSM  concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or

2.

any matter that was either the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K and the related instructions thereto) or a reportable event (as described in paragraph (a)(1)(v) of Item 304 of Regulation S-K).

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

On April 7, 2009, the Board of Directors (the “Board”) of the Company concluded that the Company’s previously filed financial statements for the year ended December 31, 2007, the period January 3, 2006 (date of inception) to December 31, 2006, three-months ended March 31, 2008, the six months ended June 30, 2008 and the nine months ended September 30, 2008 should no longer be relied upon.  The Board came to this conclusion based on the Company’s previous independent registered accounting firm’s oral communication to the Company on April 3, 2009 that the firm’s independence was impaired during the period January 3, 2006 through April 3, 2009 (date of resignation). Until receipt of the communication from the firm, the Company was unaware of the firms’ lack of independence.

The Company will  have its financial statements for the year ended December 31, 2007 reaudited and, if necessary, will amend and restate the above referenced financial statements previously filed with the SEC as soon as practicable.

The Board discussed this matter with the Company's former independent registered public accounting firm, who agreed that they were not independent with respect to the financial statements for the year ended December 31, 2007, the period January 3, 2006 (date of inception) to December 31, 2006, and the three, six and nine months ended March 31, 2008, June 30, 2008 and September 30, 2008.  The Company’s Board determined that such financial statements should no longer be relied upon and will amend and restate as necessary.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial statements of business acquired.

Not applicable.

(b)	Pro forma financial information.

Not applicable.

(c)	Exhibits.

16.1

Letter from Hogan Taylor LLP dated April 10, 2009 (incorporated by reference to the Registrant’s Current Report on Form 8-K/A filed with the SEC on April 10, 2009)

16.2

Letter from Hogan Taylor LLP dated April 16, 2009 (incorporated by reference to the Registrant’s Current Report on Form 8-K/A filed with the SEC on April 17, 2009)

16.3

Letter from Hogan Taylor LLP Dated April 23, 2009

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Aria International Holdings, Inc.

Dated: April 23, 2009

By:

/s/ Michael A. Crosby

Name:

Michael A. Crosby

Title:

Chief Executive Officer